United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
August 1, 2008
Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)
1-16427
(Commission File Number)

Georgia (State or Other Jurisdiction of Incorporation or Organization)	58-2606325 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 2, 2008, Fidelity National Information Services, Inc. (“FIS”) completed the spin-off of Lender Processing Services, Inc(“LPS”). Since the completion of the spin-off occurred subsequent to the reporting period ended June 30, 2008, generally accepted accounting principles do not allow presentation of LPS as a discontinued operation in our periodic filings until FIS presents operating results for the three and nine-month periods ended September 30, 2008.
Because of these requirements and desire to furnish additional information to investors to improve the understanding of the Company’s operating performance, management is separately furnishing information which reflects the operations of LPS as a discontinued operation.
The purpose of the schedules included in Exhibit 99.1 is to recast the 2007 results by quarter and on an annual basis, along with the first quarter of 2008 in a manner consistent with how FIS will report results beginning in the third quarter of 2008. These schedules report the operating results of LPS, and other smaller operations, which we have exited as discontinued operations. Revenues and expenses associated with LPS and other disposed entities are presented as discontinued operations in the consolidated statements of earnings. Discontinued operations are reflected separately, net of tax, below net earnings from continuing operations.
The exhibit included with this filing contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). FIS’s management uses non-GAAP measures for planning purposes, including the preparation of annual operating budgets, and to evaluate the operating performance of its businesses and to compare its operating performance with that of its competitors. Therefore, management believes non-GAAP measures to be relevant and useful information for investors. The non-GAAP measures exclude certain items, which management believes are not indicative of core operating results, however, these items do impact our income statement, and management therefore utilizes non-GAAP measures as an operating performance measure in conjunction with GAAP measures, such as operating income or other income statement data prepared in accordance with GAAP. The non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP.
The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A copy of the historical financial data is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1   Fidelity National Information Services, Inc. Supplemental Financial Schedules

*	As described in Item 2.02 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: August 1, 2008	By:	/s/ George P. Scanlon
		Name:	George P. Scanlon
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Fidelity National Information Services, Inc. Supplemental Financial Information

*	As described in Item 2.02 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.